Exhibit 99.2
Fourth Quarter 2025 Investor Presentation March 5, 2026

2 Cautionary Statements Forward Looking Statements Certain statements and information in this presentation (as well as information included in other written or oral statements we make from time to time) may contain or constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The words “believe,” “estimate,” “project,” “expect,” “anticipate,” “affirm,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “continue,” “committed,” “attempt,” “aim,” “target,” “objective,” “guides,” “seek,” “focus,” “provides guidance,” “provides outlook” or other similar expressions are intended to identify forward-looking statements, which are not historical in nature. These forward-looking statements, including statements about our strategic initiatives and market opportunities, including our financial outlook for 2026, the impact of our investments in Arroweye and other solutions, and our qualitative color on our business in 2026 and beyond; are based on our current expectations and beliefs concerning future developments and their potential effect on us and other information currently available. Such forward-looking statements, because they relate to future events, are by their very nature subject to many important risks and uncertainties that could cause actual results or other events to differ materially from those contemplated. These risks and uncertainties include, but are not limited to: (i) risks relating to our business and industry, such as a deterioration in general economic conditions, including due to inflationary conditions, resulting in reduced consumer confidence and business spending, and a decline in consumer credit worthiness impacting demand for our products; the unpredictability of our operating results, including an inability to anticipate changes in customer inventory management practices and its impact on our business; our failure to retain our existing key customers or identify and attract new customers; the highly competitive, saturated and consolidated nature of our marketplace; our inability to develop, introduce and commercialize new products and related services, including due to our inability to undertake research and development activities; new and developing technologies that make our existing technology solutions and products obsolete or less relevant or our failure to introduce new products and related services in a timely manner or at all; system security risks, data protection breaches and cyber-attacks; the usage, or lack thereof, of artificial intelligence technologies; disruptions, delays or other failures in our supply chain, including as a result of inflationary pressures, single-source suppliers, failure or inability of suppliers to comply with our code of conduct or contractual requirements, trade restrictions, tariffs, foreign conflicts or political unrest in countries in which our suppliers operate, and our inability to pass related costs on to our customers or difficulty meeting customers’ delivery expectations due to extended lead times; changes in U.S. and global trade policy and the impact of tariffs on our business and results of operations; interruptions in our operations, including our information technology systems, or in the operations of the third parties that operate computing infrastructure on which we rely; defects in our software and computing systems; disruptions in production at one or more of our facilities due to weather conditions, climate change, political instability, or social unrest; problems in production quality, materials and process and costs relating to product defects and any related product liability and/or warranty claims and damage to our reputation; our inability to recruit, retain and develop qualified personnel, including key personnel, and implement effective succession processes; our substantial indebtedness, including the restrictive terms of our indebtedness and covenants of future agreements governing indebtedness and the resulting restraints on our ability to pursue our business strategies; our inability to make debt service payments or refinance such indebtedness; our inability to successfully execute on, integrate, or achieve the anticipated benefits of acquisitions, including the acquisition of Arroweye Solutions, Inc. (“Arroweye”), or execute on divestitures, strategic relationships, or investments; our status as an accelerated filer and complying with the Sarbanes-Oxley Act of 2002 and the costs associated with such compliance and implementation of procedures thereunder; our failure to maintain effective internal control over financial reporting and risks relating to investor confidence in our financial reporting; environmental, social and governance (“ESG”) preferences and demands of various stakeholders and the related impact on our ability to access capital, produce our products in conformity with stakeholder preferences, comply with stakeholder demands and comply with any related legal or regulatory requirements or restrictions; negative perceptions of our products due to the impact of our products and production processes on the environment and other ESG-related risks; damage to our reputation or brand image; our inability to adequately protect our trade secrets and intellectual property rights from misappropriation, infringement claims brought against us and risks related to open source software; our inability to renew licenses with key technology licensors; our limited ability to raise capital, which may lead to delays in innovation or the abandonment of our strategic initiatives; costs and impacts related to additional tax collection efforts by states, unclaimed property laws, or future increases in U.S. federal or state income taxes, resulting in additional expenses which we may be unable to pass along to our customers; our inability to realize the full value of our long-lived assets; costs and potential liabilities associated with compliance or failure to comply with laws and regulations, customer contractual requirements and evolving industry standards regarding consumer privacy and data use and security; our failure to operate our business in accordance with the Payment Card Industry Security Standards Council security standards or other industry standards; the effects of ongoing foreign conflicts on the global economy; adverse conditions in the banking system and financial markets, including the failure of banks and financial institutions; our failure to comply with environmental, health and safety laws and regulations that apply to our products and the raw materials we use in our production processes; (ii) risks relating to ownership of our common stock, such as those associated with concentrated ownership of our stock by our significant stockholders and potential conflicts of interests with other stockholders; the impact of concentrated ownership of our common stock and the sale or perceived sale of a substantial amount of common stock on the trading volume and market price of our common stock; potential conflicts of interest that may arise due to our Board of Directors being comprised in part of directors who are principals of or were nominated by our significant stockholders; the influence of securities analysts over the trading market for and price of our common stock, particularly due to the lack of substantial research coverage of our common stock; the impact of stockholder activism or actual or threatened securities litigation on the trading price and volatility of our common stock; certain provisions of our organizational documents and other contractual provisions that may delay or prevent a change in control and make it difficult for stockholders other than our significant stockholders to change the composition of our Board of Directors; and (iii) general risks, such as relating to our ability to comply with a wide variety of complex evolving laws and regulations and the exposure to liability for any failure to comply; the effect of legal and regulatory proceedings and the adequacy of our insurance policies; and other risks that are described in Part I, Item 1A, Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 5, 2026, and our other reports filed from time to time with the Securities and Exchange Commission (the “SEC”). We caution and advise readers not to place undue reliance on forward-looking statements, which speak only as of the date hereof. These statements are based on assumptions that may not be realized and involve risks and uncertainties that could cause actual results or other events to differ materially from the expectations and beliefs contained herein. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures In addition to financial results reported in accordance with U.S. generally accepted accounting principles (“GAAP”), we have provided the following non-GAAP financial measures in this presentation: revenue excluding the impact of an accounting change, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, LTM Adjusted EBITDA and Net Leverage Ratio. These non-GAAP financial measures are utilized by management in comparing our operating performance on a consistent basis between fiscal periods and serve as a basis for certain Company compensation programs. We believe that these financial measures are appropriate to enhance an overall understanding of our underlying operating performance trends compared to historical and prospective periods and our peers. Management also believes that these measures are useful to investors in their analysis of our results of operations and provide improved comparability between fiscal periods. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Our non-GAAP measures may be different from similarly titled measures of other companies. Investors are encouraged to review the reconciliation of these historical non-GAAP measures to their most directly comparable GAAP financial measures included in the appendix to this presentation.

3 Agenda Overview and Strategy Q4 Financial Review 2026 Outlook Summary Q & A 1 2 3 4 5

Overview 4 Strong Q4 performance Revenue increased 22% to $153 million  Arroweye exceeds expectations  Strong contactless card sales  Double-digit SaaS-based instant issuance growth Net income increased 9% Adjusted EBITDA¹ increased 34% to over $29 million Solid 2025 full year results Revenue increased 13% to $544 million Net income decreased 23%, impacted by acquisition and integration costs Adjusted EBITDA¹ increased 5% to nearly $97 million Good growth expected in 2026 1) Adjusted EBITDA and Adjusted EBITDA margin are not measurements of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures. Strong finish to 2025 with growth expected in 2026

5 Strategy and Evolution CPI is a payments technology company that provides a comprehensive range of physical and digital solutions for thousands of customers CPI’s Growth Pillars: Proprietary Technology Platform providing vast connections into the U.S. payments ecosystem Marketable Base of thousands of deep and broad relationships across the U.S. payments market Proven track record of delivering Evolving Payment Solutions that reflect changing market needs We will help our customers win by expanding our growth pillars

6 New Business Segments The Contactless Indicator mark, consisting of four graduating arcs, is a trademark owned by and used with permission of EMVCo, LLC. Secure Card Solutions A leading provider of debit and credit card and personalization solutions in the U.S. market focusing on innovation, quality, and customer service Prepaid Solutions The U.S. market leader in open loop prepaid card and packaging solutions Developing healthcare payment solutions and closed loop prepaid Integrated Paytech Higher margin, faster growing businesses that leverage CPI’s technology platform and deep connections into the U.S. payments ecosystem Our segments highlight how we manage the business and provide more visibility of our technology-driven solutions

2025 Accomplishments 7 7 Secure Card Solutions Arroweye acquisition exceeds expectations Successful completion of Indiana secure card production facility Expanded metal cards offerings Prepaid Solutions Successful entry into closed loop prepaid market in U.S. Expanded healthcare payment card solutions Integrated Paytech Double-digit instant issuance solution expansion Investment in Karta, Australia-based prepaid program manager and payments technology firm The Contactless Indicator mark, consisting of four graduating arcs, is a trademark owned by and used with permission of EMVCo, LLC. Growing share and helping customers win

2025 Q4 Financial Review 8

Fourth Quarter Financial Highlights 9 Revenue increase driven by the addition of Arroweye and strong growth from contactless debit and credit cards and instant issuance, partially offset by a decline in Prepaid sales Gross margin decrease driven by increased production costs, including higher depreciation and tariffs, and unfavorable sales mix, partially offset by operating leverage from sales growth SG&A increase driven by acquisition and integration costs and addition of Arroweye operating expenses, partially offset by lower medical benefits expenses Net income increase due to sales growth, partially offset by Arroweye integration costs Adjusted EBITDA1 increase from sales growth, including addition of Arroweye, and the resulting operating leverage Commentary 1) Adjusted EBITDA and Adjusted EBITDA margin are not measurements of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures. (in millions, except per share data) Q4 25 Q4 24 % Change Revenue $ 153.1 $ 125.1 22% Gross Profit $ 48.3 $ 42.6 13% % Margin 31.5% 34.1% SG&A (including D&A) $ 30.0 $ 26.7 12% Net Income $ 7.4 $ 6.8 9% Net Income as a % of sales 4.8% 5.4% Diluted EPS $ 0.62 $ 0.57 9% Adjusted EBITDA1 $ 29.4 $ 21.9 34% % Margin 1 19.2% 17.5%

Full Year Financial Highlights 10 1) Adjusted EBITDA and Adjusted EBITDA margin are not measurements of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures. Revenue increase driven primarily by the addition of Arroweye and strong growth from contactless debit and credit cards and instant issuance solutions, partially offset by decreased Prepaid sales Gross margin decrease driven by increased production costs, including higher depreciation and tariffs, and unfavorable sales mix, partially offset by operating leverage from sales growth SG&A increase driven by acquisition and integration costs and the addition of Arroweye operating expenses, partially offset by decreased employee performance-based incentive compensation and prior year costs related to CEO transition Net income decrease primarily due to acquisition and integration costs related to Arroweye and a higher tax rate, partially offset by lower debt retirement costs Adjusted EBITDA1 increase driven by sales growth, partially offset by unfavorable sales mix and tariffs Commentary (in millions, except per share data) YTD 25 YTD 24 % Change Revenue $ 543.5 $ 480.6 13% Gross Profit $ 170.1 $ 171.2 -1% % Margin 31.3% 35.6% SG&A (including D&A) $ 115.3 $ 108.4 6% Net Income $ 15.0 $ 19.5 -23% Net Income as a % of sales 2.8% 4.1% Diluted EPS $ 1.25 $ 1.64 -24% Adjusted EBITDA1 $ 96.5 $ 91.9 5% % Margin 1 17.8% 19.1%

Balance Sheet, Liquidity, Net Leverage and Cash Flow 11 ($ in millions) 2025 Highlights: Acquired Arroweye for a purchase price of ~$46 million in May Completed build-out of new Indiana secure card production facility to expand capacity and increase capabilities Redeemed $20 million of 10% Senior Notes in July Expanded ABL facility from $75 million to $100 million in July Cash provided by operating activities and Free Cash Flow2 increased significantly, driven by lower working capital usage, with the Free Cash Flow2 improvement partially offset by increased capital spending Net Leverage Ratio¹ at similar levels to prior year; 3.1x as of December 31, 2025 1) “Available Liquidity” is cash plus borrowing available on our ABL Revolver. “Net Leverage Ratio” is a Supplemental Financial Measure, see “Supplemental Financial Measures” at the end of this document for more information. “Total Debt” includes finance leases. 2) Adjusted EBITDA (LTM) and Free Cash Flow are not measurements of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures. Balance Sheet, Liquidity and Net Leverage Ratio Dec. 31, 2025 Dec. 31, 2024 Cash on hand $ 21.7 $ 33.5 Available Liquidity1 $ 96 $ 106 Total Debt1 $ 321.1 $ 307.8 Adjusted EBITDA (LTM)2 $ 96.5 $ 91.9 Net Leverage Ratio1 3.1x 3.0x Cash Flow YTD 2025 YTD 2024 Cash provided by Operating Activities $ 59.5 $ 43.3 Capital Expenditures $ (18.2) $ (9.3) Free Cash Flow2 $ 41.3 $ 34.1

12 Business Segments Secure Card Solutions Debit and credit card production and personalization Arroweye solutions Prepaid Solutions Open and closed loop prepaid solutions Healthcare payment solutions Integrated Paytech Instant issuance solutions Other digital and platform solutions, including push provisioning for mobile wallets The Contactless Indicator mark, consisting of four graduating arcs, is a trademark owned by and used with permission of EMVCo, LLC.

13 Full-year outlook 2026 Revenue: high single-digit growth Adjusted EBITDA¹: low-to-mid single-digit growth Continued investment in strategic initiatives Free Cash Flow conversion similar to 2025 levels Year-end net leverage between 2.5x and 3x 2026 Outlook Good growth expected in 2026 Growth expected from each business segment Good growth from Secure Card Solutions and Prepaid Solutions 15%+ growth from Integrated Paytech 1) Adjusted EBITDA is not a measurement of financial performance prepared in accordance with GAAP. We have provided non-GAAP Adjusted EBITDA expectations for 2026 because certain reconciling items are dependent on future events that either cannot be controlled or cannot be reliably predicted because they are not part of the Company’s routine activities, any of which could be significant.

Summary 14 Accelerated revenue and Adjusted EBITDA growth in Q4 Solid financial performance for full year Significant strategic advancements and investments in 2025 Good growth expected in 2026 Strategic focus on growing core and expanding integrated paytech solutions The Contactless Indicator mark, consisting of four graduating arcs, is a trademark owned by and used with permission of EMVCo, LLC.

Contact 15 (877) 369-9016 investorrelations@cpicardgroup.com www.cpicardgroup.com

1,155 1,238 1,221 1,252 1,267 1,296 1,332 1,354 1,379 1,411 1,412 1,369 1,389 674 715 693 725 738 751 760 762 783 830 846 863 880 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Debit Credit 16 2,241 2,092 2,116 2,162 2,258 2,232 1,829 1,953 1,914 1,977 2,005 2,047 Source: Visa and Mastercard Operational Performance Data Cards in circulation have grown at a 7.5% CAGR over the last three years to 2.3B, up from 1.8B 2,269 Visa and Mastercard U.S. Cards in Circulation

Reconciliations of Non-GAAP Financial Measures 17 Adjusted EBITDA and Adjusted EBITDA Margin EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA (which represents earnings before interest, taxes, depreciation and amortization) adjusted for litigation; stock-based compensation expense; restructuring and other charges, including executive retention and severance and acquisition-related costs; costs related to production facility modernization efforts; loss on debt extinguishment; gross profit related to the impact from the accounting changed related to revenue; and other items that are unusual in nature, infrequently occurring or not considered part of our core operations. Adjusted EBITDA is intended to show our unleveraged, pre-tax operating results and therefore reflects our financial performance based on operational factors, excluding non-operational, unusual or non-recurring losses or gains. Adjusted EBITDA has important limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for, analysis of our results as reported under GAAP. For example, Adjusted EBITDA does not reflect: (a) our capital expenditures, future requirements for capital expenditures or contractual commitments; (b) changes in, or cash requirements for, our working capital needs; (c) the significant interest expenses or the cash requirements necessary to service interest or principal payments on our debt; (d) tax payments that represent a reduction in cash available to us; (e) any cash requirements for the assets being depreciated and amortized that may have to be replaced in the future; (f) the impact of earnings or charges resulting from matters that we and the lender under our credit agreement may not consider indicative of our ongoing operations; or (g) the impact of any discontinued operations. In particular, our definition of Adjusted EBITDA allows us to add back certain non-operating, unusual or non-recurring charges that are deducted in calculating net income, even though these are expenses that may recur, vary greatly and are difficult to predict and can represent the effect of long-term strategies as opposed to short-term results. In addition, certain of these expenses represent the reduction of cash that could be used for other purposes. (1) The 2024 balance includes the payment of an early redemption premium of $5.8 million related to the redemption of the 8.625% Senior Secured Notes due 2026. (2) Balance represents acquisition and integration costs related to the Arroweye acquisition that occurred on May 6, 2025. (3) Balance includes expenses related to executive retention and severance, as well as production facility modernization efforts. (4) In July 2024, the Company redeemed the entire principal balance of $267.9 million of the 8.625% Senior Secured Notes due 2026 and also repaid in full and terminated a prior Credit Agreement with Wells Fargo Bank, N.A. entered into in March 2021, and expensed the remaining unamortized deferred financing costs. Additionally, the Company redeemed a portion of the 8.625% Senior Secured Notes due 2026 in 2023 and expensed the associated portion of the unamortized deferred financing costs. (5) In the second quarter of 2025, the Company reassessed certain aspects of its revenue recognition accounting under ASC 606 and prospectively began recognizing revenue for certain contracts at a point-in-time rather than over-time. (6) On October 7, 2025, the Company entered into a strategic relationship with and acquired a 20% equity interest in Karta (Gift Card Co Pty Ltd), an Australia-based payments technology firm also backed by the Commonwealth Bank of Australia. This balance represents the Company’s equity in Karta’s net losses for the quarter ended December 31, 2025. Reconciliation of net income to EBITDA and Adjusted EBITDA: Net income $ 7.4 $ 6.8 $ 15.0 $ 19.5 Interest, net (1) 8.0 7.7 32.5 34.1 Income tax expense 2.7 1.5 6.7 5.5 Depreciation and amortization 6.6 4.2 22.5 16.4 EBITDA $ 24.6 $ 20.1 $ 76.5 $ 75.5 Adjustments to EBITDA: Stock-based compensation expense $ 2.4 $ 1.6 $ 7.0 $ 8.5 Acquisition and integration costs (2) 1.8 — 6.0 — Restructuring and other charges (3) 0.4 0.2 3.7 4.8 Loss on debt extinguishment (4) — — 0.3 3.0 Change in revenue recognition (5) — — 2.9 — Equity in losses of unconsolidated affiliates (6) 0.1 — 0.1 — Subtotal of adjustments to EBITDA $ 4.8 $ 1.8 $ 20.0 $ 16.3 Adjusted EBITDA $ 29.4 $ 21.9 $ 96.5 $ 91.9 Net income margin (% of Revenue) 4.8% 5.4% 2.8% 4.1% Net income growth (% Change 2025 vs. 2024) 8.5% (23.4)% Adjusted EBITDA margin (% of Revenue) 19.2% 17.5% 17.8% 19.1% Adjusted EBITDA growth (% Change 2025 vs. 2024) 34.4% 5.1% ($ in millions) Three Months Ended December 31, Year Ended December 31, 2025 2024 2025 2024

Reconciliations of Non-GAAP Financial Measures 18 LTM Adjusted EBITDA We define LTM Adjusted EBITDA as adjusted EBITDA (defined previously) for the last twelve months. The LTM Adjusted EBITDA herein reflects Adjusted EBITDA for the years ended December 31, 2025 and 2024. Free Cash Flow We define Free Cash Flow as cash flow from operating activities less capital expenditures. We use this metric in analyzing our ability to service and repay our debt. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to make principal payments on outstanding debt and financing lease liabilities. (1) The 2024 balance includes the payment of an early redemption premium of $5.8 million related to the redemption of the 8.625% Senior Secured Notes due 2026. (2) Balance represents acquisition and integration costs related to the Arroweye acquisition that occurred on May 6, 2025. (3) Balance includes expenses related to executive retention and severance, as well as production facility modernization efforts. (4) In July 2024, the Company redeemed the entire principal balance of $267.9 million of the 8.625% Senior Secured Notes due 2026 and also repaid in full and terminated a prior Credit Agreement with Wells Fargo Bank, N.A. entered into in March 2021, and expensed the remaining unamortized deferred financing costs. Additionally, the Company redeemed a portion of the 8.625% Senior Secured Notes due 2026 in 2023 and expensed the associated portion of the unamortized deferred financing costs. (5) In the second quarter of 2025, the Company reassessed certain aspects of its revenue recognition accounting under ASC 606 and prospectively began recognizing revenue for certain contracts at a point-in-time rather than over-time. (6) On October 7, 2025, the Company entered into a strategic relationship with and acquired a 20% equity interest in Karta (Gift Card Co Pty Ltd), an Australia-based payments technology firm also backed by the Commonwealth Bank of Australia. This balance represents the Company’s equity in Karta’s net losses for the quarter ended December 31, 2025. Reconciliation of cash provided by operating activities - (GAAP) to Free Cash Flow: Cash provided by operating activities $ 39.6 $ 26.7 $ 59.5 $ 43.3 Capital expenditures for plant, equipment and leasehold improvements, net (4.4) (5.1) (18.2) (9.3) Free Cash Flow $ 35.2 $ 21.6 $ 41.3 $ 34.1 ($ in millions) Three Months Ended December 31, Year Ended December 31, 2025 2024 2025 2024 Reconciliation of net income to LTM EBITDA and Adjusted EBITDA: Net income $ 15.0 $ 19.5 Interest, net (1) 32.5 34.1 Income tax expense 6.7 5.5 Depreciation and amortization 22.5 16.4 EBITDA $ 76.5 $ 75.5 Adjustments to EBITDA: Stock-based compensation expense $ 7.0 $ 8.5 Acquisition and integration costs (2) 6.0 — Restructuring and other charges (3) 3.7 4.8 Loss on debt extinguishment (4) 0.3 3.0 Change in revenue recognition (5) 2.9 — Equity in losses of unconsolidated affiliates (6) 0.1 — Subtotal of adjustments to EBITDA $ 20.0 $ 16.3 LTM Adjusted EBITDA $ 96.5 $ 91.9 2025 2024 ($ in millions) Year Ended December 31,

Supplemental Financial Measures 19 Net Leverage Ratio Management and various investors use the ratio of debt principal outstanding, plus finance lease obligations, less cash divided by LTM Adjusted EBITDA, or “Net Leverage Ratio,” as a measure of our financial strength when making key investment decisions and evaluating us against peers. Calculation of Net Leverage Ratio: Senior Notes $ 265.0 $ 285.0 ABL Revolver 25.0 — Finance lease obligations 31.1 22.8 Total debt 321.1 307.8 Less: Cash and cash equivalents (21.7) (33.5) Total net debt (a) $ 299.4 $ 274.3 LTM Adjusted EBITDA (b) $ 96.5 $ 91.9 Net Leverage Ratio (a)/(b) 3.1 3.0 As of December 31, 2025 2024 ($ in millions)